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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 11, 2003

                                STEELCLOUD, INC.
             (Exact name of registrant as specified in its charter)


   Virginia                      0-24015                        54-1890464
(State or other                (Commission                     (IRS Employer
jurisdiction of                File Number)                  Identification No.)
 incorporation)


                                1306 Squire Court
                            Sterling, Virginia 20166
          (Address of principal executive offices, including zip code)

                                 (703) 450-0400
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

              Exhibit 99.1 - Press release dated June 11, 2003.


Item 9.  Regulation FD Disclosure

         On June 11, 2003, SteelCloud reported operating results for its second quarter ended April 30, 2003. Second quarter revenues rose 7.7% to $8.22 million from $7.63 million in the Company's first quarter ended January 31, 2003. Quarterly net income, including discontinued operations was $109,243 or $0.01 per common share. The Company recorded revenues, including discontinued operations, in the second quarter of fiscal 2002 of $7.63 million with a net profit of $349,306.

         A copy of the press release is attached as Exhibit 99.1 to this report. The information under this caption is furnished by SteelCloud pursuant to Item 12, Results of Operations and Financial Condition, under Item 9 of Form 8-K in accordance with the Securities and Exchange Commission Release No. 34-47583. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 11, 2003

                                       STEELCLOUD, INC.


                                       By:    /s/ Thomas P. Dunne
                                              -------------------
                                       Name:  Thomas P. Dunne
                                       Title: Chairman and Chief Executive
                                              Officer